SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: August 5, 2003

(Date of earliest event reported: August 4, 2003)

MTC Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49890	02-0593816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4032 Linden Avenue, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (937) 252-9199

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On August 4, 2003, MTC Technologies, Inc., a Delaware corporation, issued a press release announcing that its board of directors has accepted the resignation of Michael W. Solley, MTCT’s President and Chief Executive Officer, effective October 3, 2003. Mr. Solley will be leaving his position as President and CEO and his membership on MTCT’s board of directors. David Gutridge, 56, MTCT Executive Vice President and Chief Financial Officer, will replace Mr. Solley as Chief Executive Officer upon Mr. Solley’s departure.

A copy of this press release is attached as an exhibit to this Form 8-K.

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Exhibit
99.1	Press Release, dated August 4, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTC TECHNOLOGIES, INC.

By:    /S/ DAVID S. GUTRIDGE

Name: David S. Gutridge

Title: Chief Financial Officer

Dated: August 5, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release, dated August 4, 2003